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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   February 16, 2001
                                                   -----------------


                        Focal Communications Corporation

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-49397                   36-4167094
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


200 N. LaSalle Street, Suite 1100, Chicago, IL 60601                60601
      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (312) 895-8400
                                                      --------------

                                      N/A

         (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure

          Effective February 16, 2001, Joseph A. Beatty resigned from Focal Communication Corporation's Board of Directors. Effective February 21, 2001. Mr. Beatty also resigned his position as Executive Vice President and Chief Financial Officer. Focal had previously announced Mr. Beatty's planned departure from the Company for personal reasons. Ronald Reising has replaced Mr. Beatty as Focal's new Chief Financial Officer.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 23, 2001



                              FOCAL COMMUNICATIONS CORPORATION


                              By: /s/ Robert C. Taylor, Jr
                                 ------------------------------------
                                      Robert C. Taylor, Jr., President and Chief
                                      Executive Officer